                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 11, 2002





  AMERICAN EXPRESS                                 AMERICAN EXPRESS RECEIVABLES
   CENTURION BANK                                    FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


       Utah                 11-2869526       333-76238-02             Delaware              13-3854638        333-76238-01
 (State or Other         (I.R.S. Employer    (Commission          (State or Other        (I.R.S. Employer      (Commission
 Jurisdiction of          Identification     File Number)         Jurisdiction of         Identification      File Number)
 Incorporation or             Number)                             Incorporation or            Number)
  Organization)                                                     Organization)

             6985 UnionPark Center                                      200 Vesey Street
              Midvale, Utah 84047                                   World Financial Center 3
                (801) 565-5000                                          Mail Code 01-31-12
                                                                    New York, New York 10285
                                                                         (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                             N/A                                                           40 Wall Street
(Former Name or Former Address, if Changed Since Last Report)                            Mail Stop 10-19-06
                                                                                      New York, New York 10005
                                                                                           (917) 639-8396
                                                                   (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On December 11, 2002, the Registrant acquired approximately
                  $2 billion of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to the Assignment No. 10 of Receivables in Additional Accounts, dated as of December 11, 2002, between the Originators and The Bank of New York, as Trustee of the Registrant. The Assignment No. 10 in Additional Accounts is attached hereto as Exhibits 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.


Exhibit 99.01 Assignment No. 10 of Receivables in Additional Accounts, dated as of December 11, 2002, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Centurion Bank,
                                       on behalf of the American Express
                                       Credit Account Master Trust


                                       By:      /s/  Maureen A. Ryan
                                           -------------------------------------
                                          Name:     Maureen A. Ryan
                                          Title:    Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  American Express Receivables Financing
                                    Corporation II
                                  on behalf of the American Express Credit
                                  Account Master Trust


                                  By:      /s/  Leslie R. Scharfstein
                                      ------------------------------------------
                                     Name:     Leslie R. Scharfstein
                                     Title:    President

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 99.01 Assignment No. 10 of Receivables in Additional Accounts, dated as of December 11, 2002, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.